                                                         Exhibit Index on Page 4



    As filed with the Securities and Exchange Commission on February 20, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           NOVEMBER 18, 1997


Commission File Number:    000-22685


                               VORNADO REALTY L.P.
             (Exact name of registrant as specified in its charter)



                  DELAWARE                                            13-3925979
(State or other jurisdiction of incorporation)                  (I.R.S. Employer
                                                          Identification Number)


PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                        07663
    (Address of principal executive offices)                          (Zip Code)



                                 (201)587-1000
              (Registrant's telephone number, including area code)



                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 1.           NOT APPLICABLE.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On February 9, 1998, Vornado Realty Trust ("Vornado") closed its previously announced acquisition of the long-term leasehold interest in One Penn Plaza for approximately $410 million. The transaction was financed with proceeds from a $93 million bridge loan, $41 million of existing cash and borrowings under the revolving credit facility.

                  One Penn Plaza is a 57 story Manhattan office building containing approximately 2,350,000 square feet and encompasses substantially the entire square block bounded by 33rd Street, 34th Street, Seventh Avenue and Eighth Avenue.

                  This transaction was arrived at through an arms-length negotiation and was consummated through a subsidiary of Vornado Realty L.P., a limited partnership of which Vornado owns 92.4% and is the sole general partner.

ITEM 3-6.   NOT APPLICABLE.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)-(b) Previously filed with the Securities and Exchange Commission on Form 8-K/A on February 3, 1998.

         (c) Exhibits.

         EXHIBIT NO.                        EXHIBIT

               99.1 Press release dated February 9, 1998, of Vornado Realty Trust, announcing the completion of its acquisition of One Penn Plaza.


ITEM 8-9.         NOT APPLICABLE.



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                               VORNADO REALTY L.P.


                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    VORNADO REALTY L.P.
                                                       (Registrant)



Date: February 20, 1998                            /s/ Irwin Goldberg
                                                  --------------------------
                                                       IRWIN GOLDBERG
                                                       Vice President,
                                                   Chief Financial Officer



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                                INDEX TO EXHIBITS


                                                                                  PAGE
EXHIBIT NO:                                 EXHIBIT                            REFERENCE

  99.1       Press release dated February 9, 1998, of Vornado Realty Trust, announcing the completion of its acquisition of One Penn
             Plaza................................................................. 5


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